UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive, Bedford, MA		01730
(Address of Principal Executive Offices)		(Zip Code)

(781) 221-6400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed on January 27, 2025, with the U.S. Securities and Exchange Commission (the “SEC”), Emerson Electric Co., a Missouri corporation (“Parent”), Emersub CXV, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser,” and together with Parent, the “Buyer Parties”), and Aspen Technology, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan and Merger (the “Merger Agreement”), dated January 26, 2025. All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, on February 10, 2025, Purchaser commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act) a cash tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of the Company, par value $0.0001 per share (the “Shares”) (other than the Shares owned by the Company, Purchaser or Parent or any of their respective subsidiaries), at a price of $265 per Share, net to the seller in cash, without interest, subject to the conditions set forth in the Merger Agreement. Subject to the terms and conditions of the Merger Agreement and the Offer, the Offer was initially scheduled to expire one minute after 11:59 p.m., Eastern Time, on March 10, 2025 (the “Initial Expiration Date,” and such time or such subsequent time to which the expiration of the Offer is extended in accordance with the terms of the Merger Agreement, the “Expiration Date”).

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2025, the Buyer Parties and the Company entered into a letter agreement (the “Letter”) with respect to the Merger Agreement.

Under the terms of the Letter, the Initial Expiration Date has been extended to 5:00 p.m. Eastern Time on March 11, 2025, and the Initial Expiration Date is deemed to refer to such time and date for all purposes of the Merger Agreement.

For the avoidance of doubt, in the Letter, the Buyer Parties and the Company acknowledged and agreed that, in accordance with Section 2.01(c)(i)(y) of the Merger Agreement, if, as of any Expiration Date (including as so modified by the preceding paragraph), (A)(1) there are no unresolved comments from the SEC on the Schedule TO or offer documents filed by Parent, the Schedule 13E-3 filed by Parent, the Schedule 14D-9 filed by the Company, or the Schedule 13E-3 filed by the Company and (2) all of the Offer Conditions (as defined in the Merger Agreement) (other than the non-waivable condition to the closing of the Offer that Shares representing at least a majority of the outstanding Shares owned by the holders of the Shares other than Parent and its subsidiaries, Parent’s and its subsidiaries’ directors and officers and the Company’s directors and officers are validly tendered to Purchaser in the Offer and those conditions that by their nature are to be satisfied at the expiration of the Offer) have been satisfied or, to the extent permissible, waived by Purchaser and (B) the Company requests an extension of the Offer for a period of not more than ten Business Days (as defined in the Merger Agreement), Purchaser shall, and Parent shall cause Purchaser to, extend the Offer for such period; provided that, (a) the Company shall not be permitted to make any such request on more than one occasion and (b) Purchaser shall not be required to extend the Offer beyond the earlier of April 26, 2025, and the valid termination of the Merger Agreement.

Except as otherwise described above, all terms, conditions and provisions of the Merger Agreement remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Letter Agreement, dated as of March 7, 2025, among Aspen Technology, Inc., Emerson Electric Co. and Emersub CXV, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find it

In connection with the proposed acquisition by Parent of the outstanding shares of common stock of the Company that Parent does not already own, Parent caused its acquisition subsidiary to commence a tender offer for all such shares of common stock of the Company on February 10, 2025. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for the tender offer materials that Parent has filed with the SEC upon the commencement of the offer. A solicitation and offer to buy outstanding shares of the Company is being made only pursuant to the tender offer materials that Parent has filed with the SEC. Parent has filed tender offer materials on Schedule TO and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 and a transaction statement on Schedule 13E-3 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT AND THE SCHEDULE 13E-3 CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES OF COMMON STOCK IN THE TENDER OFFER. The tender offer materials (including the Offer to Purchase and the related Letter of Transmittal), the Solicitation/Recommendation Statement and the Schedule 13E-3 are available for free at the SEC’s website at www.sec.gov. In addition, free copies of these materials are available by the Company by mail to Aspen Technology, Inc., 20 Crosby Dr., Bedford, MA 01730, Attn: Investor Relations, by email at IR@aspentech.com or on the Company’s internet website at https://ir.aspentech.com.

Forward Looking Statements

This communication contains forward-looking statements related to the Company, Parent and the proposed acquisition by Parent of the outstanding shares of common stock of the Company that Parent does not already own (the “Transaction”), which involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions.

Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including with respect to consummating the Transaction and any competing offers or acquisition proposals for the Company, uncertainties as to how many of the Company’s stockholders will tender their stock in the tender offer, the effects of the Transaction on the Company’s stock price, relationships with key third parties or governmental entities, transaction costs, risks that the Transaction disrupts current plans and operations or adversely affects employee retention, potentially diverting management’s attention from the Company’s ongoing business operations, changes in the Company’s business during the period between announcement and closing of the Transaction, and any legal proceedings that may be instituted related to the Transaction. Actual results could differ materially due to various factors, risks and uncertainties. Among other things, there can be no guarantee that the Transaction will be completed in the anticipated timeframe or at all, that the conditions required to complete the Transaction will be met, that any event, change or other circumstance that could give rise to the termination of the definitive agreement for the Transaction will not occur or that Parent will realize the expected benefits of the Transaction; and other risks listed under the heading “Risk Factors” in the Company’s periodic reports filed with the SEC, including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, as well as the Schedule 14D-9 and Schedule 13E-3 that have been filed by the Company and the Schedule TO and related tender offer documents that have been filed by Parent. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company, and the Company disclaims any obligation to update the information contained in this communication as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aspen Technology, Inc.

Date: March 10, 2025	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Senior Vice President, Chief Legal Officer